The accompanying condensed combined pro forma financial statements illustrate the effect of the stock exchange agreement between Flickering Star Financial, Inc., Pearl Consulting (Private) Limited ("Pearl Pakistan") and Pearl Consulting FZ-LLC ("Pearl Dubai"), on the Company's financial position and results of operations. The pro forma condensed consolidated balance sheet as of June 30, 2006 is based on the historical balance sheets of Flickering Star Financial, Inc., Pearl Pakistan and Pearl Dubai, as of that date. The pro forma condensed combined balance sheet assumes the acquisition took place on July 1, 2005.

The pro forma condensed combined statement of operations for the year ended June 30, 2006 is based on the historical statements of operations of Flickering Star Financial, Inc., Pearl Pakistan and Pearl Dubai, and assumes the acquisition took place on July 1, 2005.

The pro forma condensed combined financial statements may not be indicative of the actual results of the acquisition and there can be no assurance that the foregoing results will be obtained. In particular, the pro form condensed combined financial statements are based on management's current estimates of the exchange agreement. The actual may differ.

The accompanying pro forma condensed combined financial statements should be read in conjunction with the historical financial statements of Flickering Star Financial, Inc., Pearl Pakistan and Pearl Dubai.

NOTES TO THE UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

1. Basis for Pro Forma Presentation

The unaudited pro forma combined condensed financial statements of Flickering Star Financial, Inc., Pearl Pakistan and Pearl Dubai have been prepared on the basis of assumptions relating to the stock exchange agreement between Flickering Star Financial, Inc., Pearl Pakistan and Pearl Dubai and management's best estimates.

2. Pro Forma Adjustments

Certain adjustments have been made to the historical financial statements in order to prepare the pro forma financial information as if the transaction had occurred at the beginning of the fiscal periods presented.

The adjustments are as follows:

(1) To record transfer of ownership of Pearl Pakistan.

(2) To record the cancellation of stock.

(3) To record investment in subsidiary.

(4) To eliminate the equity of Flickering Star Financial, Inc. and Pearl Dubai and investment in subsidiary.

(5) To record stock dividend issued in October 2006 of 1,680,000 shares.

(6) To eliminate intercompany balance of Pearl Pakistan and Pearl Dubai.

Flickering Star Financial, Inc. and Subsidiaries
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
June 30, 2006

                                                                                        Pearl
                                                                       Pearl         Consulting
                                                 Flickering Star     Consulting       (Private)         Pro Forma
                Assets                           Financial, Inc.       FZ-LLC          Limited         Adjustments        Pro Forma
                                                 ---------------    -----------      -----------       -----------        ---------
Current Assets
  Cash and cash equivalents                                  0               80           50,750                             50,830
  Accounts receivable                                        0                0          222,155                            222,155
  Receivable from related party                              0        1,770,459        1,704,753 6      (1,704,753)       1,770,459
  Loan receivable from related party                         0                0        1,218,779                          1,218,779
  Deferred tax asset                                         0                0          126,329                            126,329
  Advances                                                   0                0           28,468                             28,468
  Other current assets                                       0                0          129,818                            129,818
  Prepaid expenses                                           0                0          156,026                            156,026
                                                   -----------      -----------      -----------                        -----------

     Total Current Assets                                    0        1,770,539        3,637,078                          3,702,864

Fixed assets, net                                            0                0          162,436                            162,436
                                                   -----------      -----------      -----------                        -----------

Other Assets
  Investment in subisiaries                                  0                0                0 2      45,305,000                0
                                                                                                 4     (45,305,000)
  Deposits                                                   0                0            8,723                              8,723
                                                   -----------      -----------      -----------                        -----------

     Total Other Assets                                      0                0            8,723                              8,723
                                                   -----------      -----------      -----------                        -----------

     Total Assets                                  $         0      $ 1,770,539      $ 3,808,237                          3,874,023
                                                   ===========      ===========      ===========                        ===========


Liabilities and Stockholders' Equity

Current Liabilities
  Accounts payable and accrued expenses            $         0      $         0      $   145,206                --          145,206
  Due to related party                                  49,957        1,704,753                0 3         (49,957)               0
                                                                                                 6      (1,704,753)
  Provision for income tax                                   0                0          191,740                            191,740
  Current portion of lease obligations                       0                0           44,833                             44,833
                                                   -----------      -----------      -----------                        -----------
     Total Current Liabilites                           49,957        1,704,753          381,779                            381,779

Deferred tax liabilities                                                      0           37,168                             37,168
Lease obligations, net of current portion                                     0           52,372                             52,372
                                                   -----------      -----------      -----------                        -----------

     Total Liabilities                                  49,957        1,704,753          471,319                            471,319
                                                   -----------      -----------      -----------                        -----------

Stockholders' Equity
  Common stock                                          33,600           68,075              180 1         (27,840)          38,480
                                                                                                 2          26,000
                                                                                                 4         (68,255)
                                                                                                 5           6,720
  Additional paid in capital                           (31,500)               0                0 1          27,840          (20,182)
                                                                                                 2      45,279,000
                                                                                                 4     (45,288,802)
                                                                                                 5          (6,720)
  Other comprehensive income                                 0               (5)         (46,597)                           (46,602)
  Retained earnings (deficits)                         (52,057)          (2,284)       3,383,335 3          49,957        3,431,008
                                                                                                 4          52,057
                                                   -----------      -----------      -----------       -----------      -----------

     Total Stockholders' Equity                        (49,957)          65,786        3,336,918                          3,402,704
                                                   -----------      -----------      -----------                        -----------

     Total Liabilities and
      Stockholders' Equity                         $         0        1,770,539        3,808,237       ($3,409,506)       3,874,023
                                                   ===========      ===========      ===========       ===========      ===========

Flickering Star Financial, Inc. and Subsidiaries
UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENT
For the Period July 1, 2005 through June 30, 2006

                                                                                               Pearl
                                                                               Pearl        Consulting
                                                         Flickering Star     Consulting      (Private)      Pro Forma
                                                         Financial, Inc.       FZ-LLC         Limited      Adjustments   Pro Forma
                                                         ---------------    -----------     -----------    -----------  -----------

Net revenue                                                 $         0     $         0     $ 1,626,865                 $ 1,626,865
                                                            -----------     -----------     -----------                 -----------

                                                                      0               0      1,626,865                    1,626,865
                                                            -----------     -----------     -----------                 -----------

Cost of revenue                                                       0               0         576,954                     576,954
                                                            -----------     -----------     -----------                 -----------

                                                                      0               0        576,954                      576,954
                                                            -----------     -----------     -----------                 -----------

Gross Profit                                                          0               0       1,049,911                   1,049,911
                                                            -----------     -----------     -----------                 -----------

General, selling and
  administrative expenses                                         9,878           1,997         888,539              0      900,414
                                                            -----------     -----------     -----------    -----------  -----------

Operating income ( loss )                                        (9,878)         (1,997)        161,372              0      149,497
                                                            -----------     -----------     -----------    -----------  -----------

Nonoperating (income) expense

  Interest income                                                     0               0               0                           0
  Other (income) expense                                              0               0           2,749 3      (49,957)     (47,208)
  Interest expense                                                    0               0           9,051                       9,051
                                                            -----------     -----------     -----------

Total nonoperating income ( expenses )                                0               0          11,800                     (38,157)
                                                            -----------     -----------     -----------                 -----------

Income ( loss ) before provision for income tax                  (9,878)         (1,997)        149,572                     187,654

Provision for income tax                                              0               0          66,157                      66,157
                                                            -----------     -----------     -----------                 -----------

Net income ( loss )                                         ($    9,878)    ($    1,997)    $    83,415             --  $   121,497
                                                            ===========     ===========     ===========    ===========  ===========

Net income (loss) per share:
Basic & diluted                                                                                                               0.019
                                                                                                                        ===========

Weighted average number of shares outstanding:
Basic & diluted                                                                                                           9,625,000
                                                                                                                        ===========

Eliminations

                                                                              Debit            Credit
                                                                           ----------------------------
1 Common Stock                                                                 27,840
  APIC                                                                                           27,840

  Record stock cancellation Flickering of 6,960,000 shares @ $0.004

2 Investment in sub                                                        45,305,000
  Additional paid in capital                                                                 45,279,000
  Common stock                                                                                   26,000

  Record investment in Pearl Dubai - 6,500,000 shares at $6.97

3 Due to related party                                                         49,957
  Other income - forgiveness of debt                                                             49,957

  Record forgiveness of loan from former officer/related party

4 Registered share capital                                                     68,075
  Registered share capital                                                        180
  Additional paid in capital                                               45,288,802
    To Retained earnings (deficits)                                                              52,057
    To Investment in subsidiary                                                              45,305,000

5 APIC                                                                          6,720
  Common stock                                                                                    6,720

  To record stock dividend on October 24, 2006 of 1,680,000 shares

6 Receivable from related party                                             1,704,753
  Due to related party                                                                        1,704,753
  (to eliminate the intercompany balance)
                                                                           ----------------------------
                                                                           92,451,327        92,451,327
                                                                           ============================